                                                                     EXHIBIT 1.1


                                                               [DRAFT- 05/17/96]


                                3,600,000 Shares

                       HARBORSIDE HEALTHCARE CORPORATION

                                 Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                             __________ __, 1996



NATWEST SECURITIES LIMITED
DEAN WITTER REYNOLDS INC.
As Representatives of the
several Underwriters
c/o NatWest Securities Limited
    135 Bishopsgate
    London EC2M 3XT
    England

Ladies and Gentlemen:

     HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of 3,600,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), to you and the other underwriters named in Schedule I hereto (collectively, the
                                        ----------
"Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 540,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b) hereto. The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

     The Company hereby confirms as follows its agreements with the Representatives and the several other Underwriters.

     1.  Agreement to Sell and Purchase.
         ------------------------------

     (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to sell to the several Underwriters and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company at a purchase price of $_____ per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 10 hereof.

     (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, the Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. This option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of this Agreement (or on the next business day if the 30th day is not a business day), upon notice (the "Option Shares Notice") in writing or by telephone (confirmed in writing) by the Representatives to the Company no later than 5:00 p.m., New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

     2.  Delivery and Payment.  Delivery of the Firm Shares shall be made to the
         --------------------
Representatives for the accounts of the Underwriters against payment of the purchase price by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of the Company (the "Closing") at the office of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Company, 1285 Avenue of the Americas, New York, New York 10019. Such payment shall be made at 10:00 a.m., New York City time, on the third full business day following the date of this Agreement, or at such other time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

     To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

     Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

     The cost of original issue tax stamps, if any, in connection with the issuance, sale and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities, interest and penalties with respect to or resulting from any failure or delay in paying Federal or state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance, sale or delivery to such Underwriter of the Firm Shares and Option Shares.

     3.  Representations, Warranties and Covenants of the Company.  The Company
         --------------------------------------------------------
represents, warrants and covenants to each Underwriter that:

     (a) A registration statement on Form S-1 (Registration No. 333-3096) relating to the Shares, including a preliminary prospectus relating to the Shares and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Commission has not issued any order preventing or suspending the use of the Prospectus (as defined below) or any Preliminary Prospectus (as defined below). The term "Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Shares included at any time as part of the foregoing registration statement or any amendment thereto before it became effective under the Act and any prospectus filed with the Commission by the Company pursuant to Rule 424(a) of the Rules and Regulations. Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus relating to the Shares containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including all financial statements and schedules and all exhibits, and all information contained in any final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or in a term sheet described in Rule 434 of the Rules and Regulations in accordance with Section 5 hereof and deemed to be included therein as of the Effective Date by Rule 430A of the Rules and Regulations. The term "Prospectus" means the prospectus relating to the Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date.

     (b) On the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply in all material respects with all applicable provisions of the Act and the Rules and Regulations and did or will contain all material statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed, and, prior to the later to occur of (i) the Closing Date or, if later, the Option Closing Date and (ii) completion of the distribution of the Shares, will not distribute, any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act.

     (c) At or prior to the Closing Date, the Company will complete a series of transactions (collectively, the "Reorganization Transactions") contemplated under that certain Reorganization Agreement dated as of May 15, 1996 (the "Reorganization Agreement") among the Company, The Berkshire Companies Limited Partnership, Krupp Enterprises Limited Partnership, The Douglas Krupp 1994 Family Trust, The George Krupp 1994 Family Trust, Laurence Gerber, Stephen Guillard and Damian Dell'Anno, a copy of which has been filed as Exhibit 2.1 to the registration statement described in Section 3(a) hereof (the "Reorganization Agreement") pursuant to which, among other things: (A) KHI Corp., a Delaware corporation ("KHI"), will become a wholly owned subsidiary of the Company, (B) the Company will become the owner, directly or indirectly, of all of the outstanding limited partnership interests of (I) Harborside Healthcare Advisors Limited Partnership, a Massachusetts limited partnership ("HH Advisors"), of which KHI is the sole general partner and (II) Riverside Retirement Limited Partnership, a Massachusetts limited partnership ("Riverside"), of which a wholly-owned subsidiary of HH Advisors is the sole general partner and (C) each of Bay Tree Nursing Center Corp., a Massachusetts corporation, Oakhurst Manor Nursing Center Corp., a Massachusetts corporation, Belmont Nursing Center Corp., a Massachusetts corporation, Sunset Point Nursing Center Corp., a Massachusetts corporation, Countryside Care Center Corp., a Massachusetts corporation, West Bay Nursing Center Corp., a Massachusetts corporation, and Orchard Ridge Nursing Center Corp., a Massachusetts corporation (collectively, the "Krupp Subsidiaries"), will become wholly owned subsidiaries of the Company. Prior to the date that the first amendment to the registration statement described in
Section 3(a) hereof was filed with the Commission, the Reorganization Agreement was executed and delivered by all of the parties thereto. The Reorganization Transactions shall have closed, been fully consummated and be effective for all purposes prior to or simultaneous with the Closing in accordance with the terms of the Reorganization Agreement.

     (d) The Company has no subsidiaries on the date hereof and will, at the Closing Date and, if later, the Option Closing Date, have the subsidiaries listed in Exhibit 21.1 to the Registration Statement (collectively, the "Subsidiaries" and individually, a "Subsidiary"). Each of the Subsidiaries will be a direct or indirect wholly owned subsidiary of the Company, except for Bowie Center Limited Partnership, a Maryland limited partnership, of which Madison Manor Inc., a Maryland corporation, will own a 0.25% general partnership interest and a 24.75% limited partnership interest (the "Madison Manor Interest"). The Company is, and at the Closing Date and the Option Closing Date will be, duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Subsidiaries is, and at the Closing Date and the Option Closing Date will be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the Company and the Subsidiaries has, and at the Closing Date and the Option Closing Date, will have, full corporate or partnership power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), assuming and giving effect to, in each case, the consummation of the Reorganization Transactions. Each of the Company and the Subsidiaries is, and at the Closing Date and the Option Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign organization in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified does not and, upon consummation of the Reorganization Transactions will not, have a material adverse effect, singly or in the aggregate, on the business, properties, condition (financial or otherwise), or results of operations of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"). Upon completion of the Reorganization Transactions on the Closing Date, the Company will beneficially own, directly or indirectly, all of the outstanding equity interests in each of the Subsidiaries, free and clear of all liens, security interests, pledges, encumbrances, charges or equities (collectively, "Encumbrances"), except (i) for the Madison Manor Interest, (ii) as disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and (iii) Encumbrances which are immaterial both individually and in the aggregate. Except with respect to the Subsidiaries upon completion of the Reorganization Transactions on the Closing Date, the Company does not own, and at the Closing Date and Option Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity of a nature required to be disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that has not been so disclosed. Complete and correct copies of the charter and bylaws or partnership certificates and agreements or other governing documents of the Company and each Subsidiary and all amendments thereto have been delivered or made available to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date, except as contemplated by the Reorganization Transactions or as are not material, either individually or in the aggregate, to the Company.

     (e) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to any preemptive rights under the Company's Certificate of Incorporation and By-Laws, the General Corporation Law of the State of Delaware (the "GCL") or any agreement, contract or other instrument to which the Company or any Subsidiary is bound. The Shares to be issued and sold by the Company will be, upon such issuance and payment therefor, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar rights. The Company has, and, upon completion of the sale of the Shares and the Reorganization Transactions, will have, an authorized, issued and outstanding capitalization as set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). The description of the securities of the Company in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), is complete and accurate in all material respects, and except as described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of its capital stock or any such warrants, convertible securities or obligations.

     (f) The combined financial statements and the related notes of the Company and the Subsidiaries set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly, in all material respects, the combined financial position of the Company and the Subsidiaries as of the dates indicated and the combined results of operations, changes in stockholders' equity and cash flows of the Company and the Subsidiaries for the periods covered thereby, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire period involved. The combined financial statements and the related notes of Sowerby Enterprises ("Sowerby") set forth in the Registration

Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly, in all material respects, the combined financial position of Sowerby as of the dates indicated and the combined results of operations, retained earnings (deficit) and cash flows of Sowerby for the periods covered thereby, all in conformity with GAAP applied on a consistent basis throughout the entire period involved. The combined financial statements and related notes of Beachwood Care Center, Westbay Manor Company, Westbay Manor II Development Company, Royalview Manor Company and Royalview Manor Development Company (collectively, the "Ohio Sellers") set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly, in all material respects, the combined financial position of the Ohio Sellers as of the dates indicated and the combined results of operations, partners' equity and cash flows of the Ohio Sellers for the periods covered thereby, all in conformity with GAAP applied on a consistent basis throughout the entire period involved. The selected historical combined financial data for the Company and the Subsidiaries set forth under the captions "Prospectus Summary--Summary Combined Financial and Operating Data" and "Selected Combined Financial and Operating Data" in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) have been prepared on a basis consistent with the combined financial statements of the Company and the Subsidiaries. The pro forma combined financial statements of the Company and the Subsidiaries and the related notes included in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and present fairly the information shown therein, and all of the correct pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements. No other financial statements or schedules of or pro forma information relating to the Company, any Subsidiary or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The pro forma financial data set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), under the captions "Prospectus Summary--Summary Combined Financial and Operating Data" and "Selected Combined Financial and Operating Data" have been prepared on a basis consistent with the pro forma combined financial statements of the Company and the Subsidiaries included therein. Coopers & Lybrand L.L.P. (the "Accountants"), who have reported on the combined financial statements of the Company and the Subsidiaries included in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent accountants with respect to the Company, as required by the Act and the Rules and Regulations. Leverone & Company, who have reported on the combined financial statements of Sowerby included in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent accountants with respect to Sowerby, as required by the Act and the Rules and Regulations. Howard, Wershbale & Co. (the "Ohio Sellers Accountants"), who have reported on the combined financial statements of the Ohio Sellers included in the Registration Statement and Prospectus (or, of the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent accountants with respect to the Ohio Sellers, as required by the Act and the Rules and Regulations.

     (g) The Company and each of the Subsidiaries maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (h) Except as set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, (i) there has not been, and will not have been (after giving effect to the consummation of the Reorganization Transactions), any change in the capitalization of the Company (other than (x) the exercise of outstanding stock options described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and (y) as otherwise contemplated by this Agreement or the Reorganization Agreement) or any Material Adverse Effect, (ii) neither the Company nor any of the Subsidiaries has incurred, nor will it have incurred (after giving effect to the consummation of the Reorganization Transactions), any material liabilities or obligations, direct or contingent, (iii) neither the Company nor any of the Subsidiaries has entered into, nor will it have entered into (after giving effect to the consummation of the Reorganization Transactions), any material transactions other than pursuant to this Agreement or the Reorganization Agreement, and (iv) neither the Company nor any of the Subsidiaries has, nor will it have (after giving effect to the consummation of the Reorganization Transactions), paid or declared any dividends or other distributions of any kind on any class of its capital stock, partnership interests or other equity securities except for amounts paid or payable to the Company or another Subsidiary.

     (i) Each Subsidiary has good and marketable title to those facilities owned by it as described in the Registration Statements and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) (all such facilities owned by the Subsidiaries are hereinafter referred to collectively as the "Owned Facilities"), in each case free and clear of all Encumbrances or leases and without title company exceptions, disclaimers of liability or objections (other than standard exceptions or disclaimers of liability contained in the standard form of title insurance policy of the issuer of the title policies with respect to such Owned Facilities), except (i) as set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and (ii) for those which could not reasonably be expected to affect the Company's (or such Subsidiary's) intended use of such Owned Facilities in a manner that would have a Material Adverse Effect. Each of the Subsidiaries has valid, subsisting and enforceable leases for the facilities leased by it as described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) (all such facilities leased by the Subsidiaries are hereinafter referred to collectively as the "Leased Facilities"), in each case free and clear of all Encumbrances, except (i) as set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and (ii) for those which could not reasonably be expected to affect the Company's (or such Subsidiary's) intended use of such Leased Facilities in a manner that would have a Material Adverse Effect.

     (j) Each of Harborside Healthcare Limited Partnership, a Massachusetts limited partnership ("HH Partners"), and Harborside Health I Corp., a Delaware corporation ("HH Corp."), has entered into that certain Agreement to Lease dated as of May 3, 1996 among the Ohio Sellers, HH Partners and HH Corp. (the "Ohio Acquisition Agreement"). Each of HH Advisors and HH Corp. has full right, power and authority to enter into the Ohio Acquisition Agreement and to consummate the transactions contemplated therein. The Ohio Acquisition Agreement has been duly authorized, executed and delivered by each of HH Advisors and HH Corp. and constitutes the valid and binding agreement of HH Advisors and HH Corp., enforceable against each of such parties in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies. The description of the Ohio Acquisition Agreement in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) set forth under the caption "Business-The Ohio Transaction" contains a fair and accurate description of the Ohio Acquisition Agreement in all material respects. None of the execution or delivery of the Ohio Acquisition Agreement by HH Partners or HH Corp., the performance by HH Partners or HH Corp. of its obligations thereunder, or the consummation by HH Partners or HH Corp. of the transactions contemplated therein, conflicts with or results in any breach or violation of any of the terms or provisions of, or constitutes a default under, or results in the creation or imposition of any Encumbrance upon, any property or assets of the Company or any of the Subsidiaries pursuant to (A) the charter or bylaws or the certificate or agreement of limited partnership, as applicable, of the Company or any Subsidiary; (B) (subject to obtaining any required approvals) the terms of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note or other evidence of indebtedness, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which the Company or any of the Subsidiaries is (or, upon consummation of the Reorganization Transactions and the transactions contemplated by the Ohio Acquisition Agreement, will be) a party or by which it or any of the Subsidiaries is (or, upon consummation of the Reorganization Transactions and the transactions contemplated by the Ohio Acquisition Agreement, will be) bound or to which any of their respective assets or properties is (or, upon consummation of the Reorganization Transactions and the transactions contemplated by the Ohio Acquisition Agreement, will be) subject, the conflict, breach or violation of which would have a Material Adverse Effect; (C) (subject to the issuance of any required regulatory approvals or consents) any statute, rule or regulation of any Governmental Body having (or that, upon consummation of the Reorganization Transactions and the transactions contemplated by the Ohio Acquisition Agreement, will have) jurisdiction over the Company or any of its Subsidiaries or any of their respective activities or properties, the conflict, breach or violation of which would have a Material Adverse Effect; or (D) the terms of any judgment, decree or order of any arbitrator or Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign (collectively, a "Governmental Body") having (or that, upon consummation of the Reorganization Transactions and the transactions contemplated by the Ohio Acquisition Agreement, will have) such jurisdiction, the conflict, breach or violation of which would have a Material Adverse Effect;

     (k) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     (l) Except as set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened, against or affecting the Company, any Subsidiary or any directors or officers of any of the foregoing in their capacity as such, before or by any Governmental Body, wherein an unfavorable ruling, decision or finding could reasonably be expected to have a Material Adverse Effect.

     (m) Except as otherwise described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), each of the Company and the Subsidiaries has, and at the Closing Date, the Option Closing Date (if any) and upon consummation of the Reorganization Transactions will have, all governmental licenses, permits, consents, orders, approvals and other authorizations (collectively, the "Licenses"), including, but not limited to, (i) valid and subsisting Certificates of Need for each Facility and (ii) valid and subsisting authorizations for each Facility to participate in all applicable Federal and State Medicare and Medicaid programs, which are necessary to carry on its business and own or lease its properties, including the Facilities, as contemplated in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except where the failure to have such Licenses would not have a Material Adverse Effect. Except as otherwise described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), to the best knowledge of the Company, each of the Ohio Sellers has, and at the Closing Date and the Option Closing Date (if any) will have, all Licenses which are necessary to carry on its business at the Ohio Facilities as contemplated in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except where the failure to have such Licenses would not have a Material Adverse Effect. Each of the Company and the Subsidiaries has, and at the Closing Date and the Option Closing Date (if any) and upon consummation of the Reorganization Transactions will have, complied in all material respects with all laws, regulations, Licenses and orders (including, but not limited to, those pertaining to Medicare and Medicaid programs) applicable to it or its business and properties, including the Facilities, except for such noncompliance as would not have a Material Adverse Effect. None of the Company or any Subsidiary is, and, at the Closing Date, the Option Closing Date (if any) and upon consummation of the Reorganization Transactions, will be, in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) under any contract or other agreement to which it is a party or by which any of its property is, or, upon consummation of the Reorganization Transactions, will be, bound or affected, the violation of which would have a Material Adverse Effect. To the best knowledge of the Company, no other party under any such contract or other agreement is, or, at the Closing Date, the Option Closing Date (if any) and upon consummation of the Reorganization Transactions, will be, in default in any material respect thereunder, except for such defaults as would not have a Material Adverse Effect. With respect to two of the Facilities located in New Hampshire which have not been certified for participation in the Medicare program, the Company has applied for participation of such facilities in such program. There are no governmental proceedings or actions pending or, to the knowledge of the Company, threatened for the purpose of suspending or revoking any License held, or, upon consummation of the Reorganization Transactions, to be held, by the Company or any Subsidiary or Facility, or, to the knowledge of the Company, any of the Ohio Sellers or the Ohio Facilities (including, without limitation, any proceeding or action to decertify any of the Facilities or Ohio Facilities from participation in any Medicare or Medicaid program). None of the Company or any Subsidiary is in violation of any provision of its charter or bylaws or certificate or agreement of limited partnership, as applicable.

     (n) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation of the transactions contemplated by this Agreement or the Reorganization Agreement or in connection with the issuance and sale of the Shares by the Company or the issuance of shares of Common Stock by the Company in the Reorganization Transactions, except such as have been obtained from, or such filings as have been made (i) with Governmental Bodies as of the date hereof or (ii) under the Act or the Rules and Regulations, and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company. All consents of the partners or shareholders of the Company and all Subsidiaries required for the consummation of the Reorganization Transactions have been duly and validly obtained, have not been revoked and remain in full force and effect;

     (o) The Company has full corporate power and authority to enter into this Agreement and the Reorganization Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, except as limited by applicable bankruptcy, insolvency, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by Federal or state securities laws and the public policy underlying such laws or any order of the Commission. The Reorganization Agreement has been duly authorized, executed and delivered and constitutes the valid and binding agreement of the Company and, to the Company's knowledge, the other parties thereto, and is enforceable against the Company and, to the Company's knowledge, the other parties' thereto, in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies. Except as disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the execution, delivery and performance of this Agreement and the Reorganization Agreement and the consummation of the transactions contemplated hereby and thereby by the Company will not result in the creation or imposition of any Encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of, or conflict with, any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the charter or bylaws or the certificate or agreement of limited partnership of the Company or any Subsidiary, as applicable, (ii) any contract or other agreement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary, or any of their assets or properties are, or, upon consummation of the Reorganization Transactions, will be, bound, which Encumbrance, breach, violation, conflict, default, termination or acceleration would have a Material Adverse Effect, or (iii) any judgment, ruling, decree, order, law, statute, rule or regulation of any Governmental Body applicable to the Company, the Subsidiaries, or the business or properties of the Company or any Subsidiary which Encumbrance, breach, violation, conflict, default, termination or acceleration would have a Material Adverse Effect. The Company has full corporate power and authority to authorize, issue, offer and sell the Shares, as contemplated by this Agreement, free of any preemptive rights under the Company's Certificate of Incorporation and By-Laws, the GCL or any agreement, contract or other instrument to which the Company or any Subsidiary is bound. The offer, issuance and sale by the Company of any shares of Common Stock and all options or rights to purchase Common Stock prior to the date hereof was and is, or in the Reorganization Transactions will be, exempt from the registration requirements of the Act and applicable state securities, real estate syndication and blue sky laws and are or will be in full compliance with all requirements of such laws.

     (p) There is no document or contract of a character required to be described in the Registration Statement or Prospectus (if the Prospectus is not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

     (q) Neither the Company nor any of its directors, officers or affiliates (within the meaning of the Rules and Regulations) has taken, nor will he, she or it take, directly or indirectly, any action designed, or which might reasonably be expected in the future, to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

     (r) No holder of securities of the Company or any Subsidiary has rights to register any such securities with the Shares pursuant to the Registration Statement.

     (s) The Shares have been approved for listing on the New York Stock Exchange (the "NYSE"), subject only to notice of issuance.

     (t) Neither the Company nor any Subsidiary is involved in any labor dispute that would have a Material Adverse Effect. The Company has no knowledge of union organization activities affecting any of its employees except for those covered by collective bargaining agreements described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (u) To the Company's knowledge, no claims have been asserted by any person to the use of any material trademarks or trade names used in or necessary for the conduct of the Company's business or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and the Subsidiaries, of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

     (v) None of the Company, any Subsidiary or, to the Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds of the Company or any Subsidiary in violation of any law, rule or regulation or of a character required to be disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (w) The descriptions of the Company's insurance coverages as set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) are true and complete in all material respects and the Company has not received any notice to the effect that it will not be able to renew its and its Subsidiaries' existing insurance coverage (or such coverage as will be in effect upon consummation of the Reorganization Transactions) as and when such coverage expires.

     (x) Except as described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the business, operations and Facilities of the Company and each Subsidiary comply with all applicable laws, ordinances, rules, regulations, Licenses and permits relating to occupational safety and health, or environmental matters, and none of the Company or any Subsidiary has received any written notice from any Governmental Body or third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances), except for such noncompliances, violations or liabilities that would not have a Material Adverse Effect. The intended use and occupancy of each of the Facilities complies with all material applicable codes and zoning laws and regulations and there is no pending or, to the knowledge of the Company, threatened condemnation, zoning change, environmental or other proceeding or action that would, if determined adversely to the Company, have a Material Adverse Effect.

     (y) Upon the lease by ________ of the Ohio Facilities, ___________ will receive a valid leasehold estate to the Ohio Facilities, in each case, free and clear of all Encumbrances, other than those described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and those that will not interfere with the use made or proposed to be made of such properties by the Company as contemplated by the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) in a manner that would have a Material Adverse Effect.

     (z) Each of the Company and the Subsidiaries has (i) filed all material foreign, Federal, state and local tax returns that are required to be filed or has requested extensions thereof and
(ii) paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for taxes, fines and penalties which would not have a Material Adverse Effect.

     4.  Representations and Warranties of the Underwriters.  Upon your
         --------------------------------------------------
authorization of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms set forth in the Prospectus. NatWest Securities Limited represents and agrees that (i) it has not offered or sold and will not offer or sell any Shares to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (whether as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Financial Services Act 1986 (the "UK Act"); (ii) it has complied and will comply with all applicable provisions of the UK Act with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document which consists of or any part of listing particulars, supplementary listing particulars, supplementary listing particulars, or any other document required or permitted to be published by listing rules under Part IV of the UK Act, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

     5.  Agreements of the Company.  The Company covenants and agrees with each
         -------------------------
of the several Underwriters as follows:

     (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

     (b) If the Registration Statement is not yet effective, the Company will use its best efforts to cause the Registration Statement to become effective not later than the time indicated in Section 7(a) hereof. The Company will notify the Representatives promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 5(f) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading in any material respect and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any Preliminary Prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal of such order at the earliest possible moment. The Company will prepare the Prospectus in a form approved timely and in good faith by the Representatives and will file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of, and make all requisite filings with, the Commission pursuant to Rule 430A and to notify the Representatives promptly of all such filings.

     (c) (i) If, at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which, in the good faith opinion of the Representatives, the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or (ii) if for any other reason it is necessary at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Representatives thereof. Subject to Section 5(b) hereof, the

Company, in either such case, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request.

     (d) The Company will furnish to the Representatives, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, copies of the registration statement referred to in
Section 3(a) and each pre-and post-effective amendment thereto, including financial statements and schedules but without exhibits.

     (e) The Company will comply with all the provisions of all undertakings contained in the Registration Statement.

     (f) On the Effective Date, and thereafter from time to time for such period as the Prospectus is required by the Act to be delivered, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith.

     (g) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

     (h) During the period of three years commencing on the Effective Date, the Company will furnish to each of the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any publicly traded class of its capital stock, and will furnish to each of the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

     (i) The Company will make generally available to holders of its securities, as soon as may be practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, a consolidated earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

     (j) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

     (k) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

     (l) The Company will not, directly or indirectly, for a period of 180 days after the date hereof, without the prior written consent of NatWest Securities Limited, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer to sell, sale, contract to sell, grant of any option to purchase or other disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock, except for specific grants of options to purchase shares of Common Stock described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and for the issuance of shares of Common Stock in connection with the Reorganization Transactions, and except for option grants under the Company's stock option plans as described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) provided that no such option shall vest or become exercisable during the 180 day period from the date hereof.

     6.  Expenses.
         --------

     (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits thereto, each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (2) the preparation and delivery of certificates representing the Shares and the shares of Common Stock to be issued in the Reorganization Transactions, (3) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any Preliminary Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (4) the listing of the Shares on the NYSE, (5) any filings required to be made by the Underwriters with the NASD, (6) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(g), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (7) counsel and accountants to the Company and (8) the transfer agent for the Shares.

     (b) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 10) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) incurred by them in connection herewith.

     7.  Conditions of the Obligations of the Underwriters.  The obligations of
         -------------------------------------------------
each Underwriter hereunder are subject to the following conditions:

     (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 12:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

     (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of the foregoing clauses (i), (ii) and (iii).

     (c) Since the respective dates of the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the business, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, (ii) none of the Company or any Subsidiary shall have sustained any loss or interference with its business or properties from fire, explosion, flood or other casualty, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect and (iii) there shall have been no litigation or other proceeding instituted against the Company, any Subsidiary, or any of their respective officers or directors in their capacities as such, before or by any Governmental Body which would have a Material Adverse Effect, in each case which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

     (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall have been no litigation or other proceeding instituted against any of the Ohio Sellers before or by any Governmental Body which would materially and adversely affect the business, properties, condition (financial or otherwise), or results of operations of the Company and the Subsidiaries, taken as a whole, assuming, for this purpose, that the transactions contemplated by the Ohio Acquisition Agreement had been consummated, and (ii) none of the Ohio Facilities shall have sustained any material loss or interference with its business, assets or properties from fire, explosion, flood or other casualty, or from any labor dispute or any court or legislative or other governmental action, order or decree, which loss or interference arising from any such causes also constitutes a material loss or interference with the business or properties of the Company and the Subsidiaries, taken as a whole, assuming, for this purpose, that the transactions contemplated by the Ohio Acquisition Agreement had been consummated, in each case which is not set forth in the Registration Statement and Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

     (e) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been fully performed, fulfilled or complied with.

     (f) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, to the following effect:

               (i) Each of the Company and the Subsidiaries (A) has been duly incorporated (or, in the case of partnerships, organized) and is a validly existing corporation or partnership in good standing under the laws of its jurisdiction of incorporation or organized with full corporate or partnership power and authority to own or lease its properties and to conduct its business as described in the Prospectus (in the case of the Company, as to be owned, leased or conducted upon consummation of the Reorganization Transactions) and (B) is duly qualified to do business as a foreign corporation or partnership and is in good standing in each jurisdiction in which it owns or leases property as set forth in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or as set forth in an officer's certificate satisfactory to the Representatives;

               (ii) To such counsel's knowledge, the Company owns no capital stock or other beneficial interest in any corporation, partnership, joint venture or other business entity except for its interest in its Subsidiaries;

               (iii) The Company has authorized capital stock as set forth in the Prospectus; the securities of the Company conform in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly authorized and validly issued by the Company, are fully paid and nonassessable and are free of any preemptive or other rights to subscribe for any of the Shares under the Company's Certificate of Incorporation and By-Laws, the GCL or any agreement, contract or instrument to which the Company or any Subsidiary is bound which is listed as an Exhibit to the Registration Statement or Prospectus (or, if the Prospectus is not then in existence, the most recent Preliminary Prospectus) or as set forth in an officer's certificate satisfactory to the Representatives; the Company has duly authorized the issuance and sale of the Shares to be sold by it hereunder; such Shares, when issued by the Company and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus and will not be subject to any preemptive, subscription or other similar rights under the Company's Certificate of Incorporation and By-Laws, the GCL or any agreement, contract or instrument to which the Company or any Subsidiary is bound which is listed as an Exhibit to the Registration Statement or Prospectus (or, if the Prospectus is not then in existence, the most recent Preliminary Prospectus) or as set forth in an officer's certificate satisfactory to the Representatives; and the Shares have been duly authorized for listing, subject to official notice of issuance, on the NYSE;

               (iv) Based solely on telephonic advice of a staff attorney of the Commission, the Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and to such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or, are threatened under the Act the registration statement originally filed with respect to the Shares and each amendment thereto and the Prospectus and, if any, each amendment and supplement thereto (except for the financial statements, schedules and other financial data included therein, as to which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations (except matters that were corrected by supplement or amendment); the descriptions contained and summarized in the Registration Statement and the Prospectus of material contracts and other material documents are accurate and fair in all material respects; to the knowledge of such counsel based on an officer's certificate satisfactory to the Representatives, there is not pending or threatened against the Company or any Subsidiary, Facility or Ohio Facility any action, suit, proceeding or investigation before or by any Governmental Body of a character required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed therein; and the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary or the legal matters, documents or proceedings therein, provide an accurate summary of such legal matters, documents and proceedings;

               (v) The Company has full corporate power, and authority to enter into this Agreement and to consummate the transactions provided for herein; this Agreement has been duly authorized, executed and delivered by the Company; this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws or any order of the Commission; none of the Company's execution or delivery of this Agreement, its performance hereof, its consummation of the transactions contemplated herein or its application of the net proceeds of the offering in the manner set forth in the Prospectus under the caption "Use of Proceeds" (other than the application of proceeds for the Company's working capital), conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Encumbrance upon, any property or assets of the Company or any of the Subsidiaries pursuant to (A) the terms of the charter or bylaws or certificate or agreement of limited partnership, as applicable, of the Company or any Subsidiary; (B) the terms of any contract or other agreement filed as an exhibit to the Registration Statement; (C) any statute, rule or regulation of any

     Governmental Body having (or that, upon consummation of the Reorganization Transactions, will have) jurisdiction over the Company or any Subsidiary or any of their respective activities or properties pursuant to Applicable Law; or (D) the terms of any judgment, decree or order, known to such counsel (such knowledge to be based on a certificate of an appropriate officer of the Company), of any arbitrator or Governmental Body having (or that, upon consummation of the Reorganization Transactions, will have) such jurisdiction; and no consent, approval, authorization or order of any Governmental Body under Applicable Law has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act or may be required under state securities or blue sky laws in connection with the purchase and distribution by the Underwriters of the Shares. As used herein, "Applicable Law" shall mean the Federal laws of the United States of America, the laws of the State of New York, the Commonwealth of Massachusetts and the GCL and shall expressly exclude Medicare, Medicaid and State healthcare laws;

               (vi) The Company is not (after giving effect to the Reorganization Transactions and the sale of the Shares) an "investment company," as such term is defined in the Investment Company Act.

               (vii) The Company has the corporate power and authority to enter into the Reorganization Agreement and to consummate the transactions provided for therein; the Reorganization Agreement has been duly authorized, executed and delivered by the Company; the Reorganization Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies; none of the execution or delivery of the Reorganization Agreement by the Company, the performance by it of its obligations thereunder, or the consummation by it of the transactions contemplated therein, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes a default under, or results in the creation or imposition of any Encumbrance upon, any property or assets of the Company or any of the Subsidiaries pursuant to (A) the terms of the charter or bylaws or certificate or agreement of limited partnership, as applicable, of the Company or any Subsidiary; (B) the terms of any contract or other agreement filed as an exhibit to the Registration Statement; (C) any statute, rule or regulation of any Governmental Body having (or that, upon consummation of the Reorganization Transactions, will have) jurisdiction over any of them or any of their respective activities or properties pursuant to Applicable Law; or (D) the terms of any judgment, decree or order, known to such counsel (such knowledge to be based on a certificate of an appropriate officer of the Company), of any arbitrator or Governmental Body under Applicable Law having (or that, upon consummation of the Reorganization Transactions, will have) such jurisdiction; and no consent, approval, authorization or order of any Governmental Body has been or is required for the performance of the Reorganization Agreement or the consummation of the transactions contemplated thereby or the consummation of any of the Reorganization Transactions, in each case by the Company or any Subsidiary, except such as have been obtained under the Act or may be required under state securities or blue sky laws in connection with the purchase and distribution by the Underwriters of the Shares; and

               (viii) Each of HH Partners and HH Corp. has full legal right, power, and authority to enter into the Ohio Acquisition Agreement and to consummate the transactions provided for therein; the Ohio Acquisition Agreement has been duly authorized, executed and delivered by each of HH Partners and HH Advisors; the Ohio Acquisition Agreement is a valid and binding agreement of each of HH Partners and HH Advisors, enforceable against them in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies; none of the execution or delivery of the Ohio Acquisition Agreement by each of HH Partners or HH Corp., the performance by them of their obligations thereunder, or their consummation of the transactions contemplated therein, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes a default under, or results in the creation or imposition of any Encumbrance upon, any property or assets of the Company or any of the Subsidiaries pursuant to (A) the terms of the charter or bylaws or certificate or agreement of limited partnership, as applicable, of the Company or any Subsidiary; (B) the terms of any contract or other agreement known to such counsel after reasonable investigation to which any of them is (or, upon consummation of the Reorganization

     Transactions, will be) a party or by which any of them is or may be (or, upon consummation of the Reorganization Transactions, will or may be) bound or to which any of their assets or properties is or may be (or, upon consummation of the Reorganization Transactions, will or may be) subject;
     (C) any statute, rule or regulation of any Governmental Body having (or that, upon consummation of the Reorganization Transactions, will have) jurisdiction over any of them or any of their respective activities or properties; or (D) the terms of any judgment, decree or order, known to such counsel after reasonable investigation, of any arbitrator or Governmental Body having (or that, upon consummation of the Reorganization Transactions, will have) such jurisdiction;

               (ix) The offer, issuance and sale by the Company of shares of Common Stock (other than the Shares) on or prior to the date hereof is exempt from the registration requirements of the Act;

          Provided that, to the extent that any of the foregoing opinions are dependant upon matters of law other than Federal, New York or Delaware law, then the opinion of other counsel that is nationally recognized or satisfactory to the Representatives, may be provided in lieu (as to such matters only) of the opinion of Paul, Weiss, Rifkind, Wharton & Garrison.

          In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent public accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus other than the Sections relating to Applicable Healthcare Law (as such term is defined and such Sections are identified in Section 5(g)(i) below), relying to a significant degree on such officers, representatives and accountants as to materiality and without assuming responsibility for the accuracy, completeness or fairness of such statements), nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement as of the date it was declared effective and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, statistical information, schedules and other financial data included in the Registration Statement or the Prospectus.

          In rendering any such opinion, such counsel need not opine on Medicare, Medicaid or State healthcare licensing or regulatory matters. Such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any State other than one in which such counsel does not maintain an office (to the extent satisfactory in form and scope to counsel for the Underwriters) such counsel may rely upon the opinion of local counsel to the Company. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of local counsel, and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

  Such opinion shall contain such other limitations, assumptions, qualifications and restrictions as shall be acceptable to the Representatives and their counsel.

          References to the Registration Statement and the Prospectus in this paragraph (f) shall include any amendment or supplement thereto at the date of such opinion, but shall be deemed to exclude any matter amended, modified or supplemented in a later amendment or supplement filed after the date of such opinion.

          (g) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from each of (i) Sheehan, Phinney, Bass & Green, special healthcare counsel for the State of New Hampshire, (ii) Hahn, Loeser & Parks, special healthcare counsel for the States of Indiana and Ohio, (iii) McDermott, Will & Emery, special healthcare counsel for the States of Maryland and Florida and the Federal laws of the United States of America relating to Medicare, and (iv) Norris, McLaughlin & Marcus, special healthcare counsel for the State of New Jersey.

              (i) The statements set forth under the headings "Risk Factors-Risk of Adverse Effect of Healthcare Reform," "Risk Factors-Reimbursement by Third-Party Payors," "Risk Factors-Government Regulation," "Business-Sources of Revenues" and "Business-Government Regulation" in the Prospectus, insofar as such statements constitute a summary of matters relating to Applicable Healthcare Law, therein, provide an accurate summary of such legal matters, documents and proceedings; As used herein, "Applicable Healthcare Law" shall mean the Medicaid and healthcare laws, rules and regulations of the State for which such counsel serves as special healthcare counsel and, in the case of McDermott, Will & Emery, the Federal laws of the United States of America relating to Medicare;

             (ii) None of the Company's execution or delivery of this Agreement or the Reorganization Agreement, its performance hereof or thereof, its consummation of the transactions contemplated herein or therein or its application of the net proceeds of the offering in the manner set forth in the Prospectus under the caption "Use of Proceeds" (other than the application of proceeds for the Company's working capital) conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Encumbrance upon, any property or assets of the Company or any Subsidiary pursuant to (A) any Applicable Healthcare Law, of any Governmental Body having (or that, upon consummation of the Reorganization Transactions, will have) jurisdiction over any of them or any of their respective activities or properties; or (B) the terms of any judgment, decree or order, known to such counsel (such knowledge to be based on a certificate of an appropriate officer of the Company), of any arbitrator or Governmental Body under Applicable Healthcare Law having (or that, upon consummation of the Reorganization Transactions, will have) such jurisdiction; and no consent, approval, authorization or order of any Governmental Body under Applicable Healthcare Law has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained prior to the date hereof;

            (iii) To such counsel's knowledge, based solely on a review of applicable state agency records, the conduct of the business of each of the Company and the Subsidiaries is not, and upon consummation of the Reorganization Transactions, will not be, in violation of any Applicable Healthcare Law, which violation is likely to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole; and each of the Company and the Subsidiaries has obtained all Licenses as are necessary or required under Applicable Healthcare Law for the ownership, leasing and operation of its properties and the conduct of its business as presently conducted and, in the case of the Company, as contemplated in the Prospectus upon consummation of the Reorganization Transactions;

             (iv) Each of the Company, the Subsidiaries and the Facilities, as applicable, is, and upon consummation of the

     Reorganization Transactions will be, organized, licensed and operated in conformity with the requirements for qualification as a long-term healthcare facility under Applicable Healthcare Law, and each of the Company, the Subsidiaries and the Facilities, as applicable, is, and upon consummation of the Reorganization Transactions will be, certified or approved as a provider under the Federal Medicare and State Medicaid programs in which such Facilities are located.

          In addition, such counsel shall state that in the course of the preparation of the portions of the Registration Statement and the Prospectus set forth in clause (i) above, such counsel has reviewed such portions of the Registration Statement and the Prospectus and made inquiries of such officers and representatives of the Company and the Subsidiaries and discussed the contents of the above-referenced portions of the Registration Statement and the Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes such counsel to believe that either the statements contained in the Registration Statement under the headings set forth in clause (i) above as of the date it was declared effective and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the statements contained in the Prospectus under the headings set forth in clause (i) above as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

          References to the Registration Statement and the Prospectus in this paragraph (g) shall include any amendment or supplement thereto at the date of such opinion.

          (h) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Stroock & Stroock & Lavan, counsel to the Underwriters, which opinion shall be satisfactory in all respects to the Representatives. In rendering such opinion, such counsel may rely as to all matters of Massachusetts and ______________ law upon the opinion of _____________.

          (i) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery (the "Original Letter"), addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that
(i) they are independent public accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the Rules and Regulations; (ii) in their opinion, the financial statements included in the Registration Statement and examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations;
(iii) on the basis of procedures, not constituting an examination in accordance with generally accepted auditing standards, set forth in detail in the Original Letter (which procedures shall include a "SAS 71" review), including a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its Subsidiaries, inspections of the minute books and partnership records of the Company and its Subsidiaries since the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and the Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in the Original Letter to a date not more than five days prior to the date of the Original Letter, nothing came to their attention that caused them to believe that: (A) the unaudited financial statements and schedules of the Company and its Subsidiaries included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations, or are not fairly presented in conformity with GAAP applied on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus; (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited financial statements of the Company and its Subsidiaries from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements of the Company and its Subsidiaries included in the Prospectus; (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus; (D) the unaudited pro forma financial statements of the Company and its Subsidiaries included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations, or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; (E) as of a specified date not more than five days prior to the date of the Original Letter, there have been any changes in the capital stock or partnership interests of the Company or the Subsidiaries, or any increase in the long-term debt of the Company or the Subsidiaries, or any decreases in net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in the Original Letter; and (F) for the period from the date of the latest financial statements of the Company and its Subsidiaries included in the Prospectus to the specified date referred to in Clause (E), there were any decreases in revenues or operating profit or the total or per share amounts of net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in the Original Letter; and (iv) in addition to the examination referred to in their reports included in the Prospectus and the procedures referred to in clause
(iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting, financial or other records of the Company or the Subsidiaries, as the case may be, which appear in the Prospectus or in Part II of, or in exhibits or schedules to, the Registration Statement, and have compared such amounts, percentages and financial information with such accounting, financial and other records and have found them to be in agreement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date or the Option Closing Date, as the case may be.

          (j) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, the Ohio Sellers Accountants shall have furnished to the Representatives a letter, dated the date of its delivery (the "Original Ohio Letter"), addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that (i) they are independent public accountants with respect to the Ohio Sellers within the meaning of the Act and the Rules and Regulations; (ii) in their opinion, the financial statements and any supplementary financial information and schedules included in the Registration Statement and examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations; and (iii) they have conducted a "SAS 71" review of the unaudited financial statements of the Ohio Sellers included in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Ohio Sellers Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Ohio Letter, that nothing has come to their attention during the period from the date of the Original Ohio Letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in the Original Ohio Letter if it were required to be dated and delivered at the Closing Date or the Option Closing Date, as the case may be.

          (k) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer or a Senior Vice President and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect;

              (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered and as if made on the date of such certificate, true and correct in all material respects; and

             (iii) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

          (l) The Shares shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

          (m) Prior to the Closing Date, the Shares shall have been approved for listing on the NYSE, subject only to notice of issuance.

          (n) All of the Reorganization Transactions shall have been fully consummated or shall be fully consummated simultaneously with the closing of the purchase and sale of the Shares hereunder in accordance with the terms of the Reorganization Agreement and the Company shall have delivered to the Representatives copies of all of the documents relating to the closing of the Reorganization Transactions.

          (o) Each officer, director and person named in the table set forth in the section of the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) captioned "Stock Ownership of Directors, Executive Officers and Principal Holders" has delivered to NatWest Securities Limited an agreement in the form set forth as Exhibit A hereto (a "Lockup
                                              ---------
Agreement") to the effect that he or she will not, directly or indirectly, for a period of one hundred eighty (180) days after the date hereof, without the prior written consent of NatWest Securities Limited, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer to sell, sale, contract to sell, grant of any option to purchase or other disposition) of any shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock.

          (p) The Company shall have furnished to the Representatives such certificates, letters and other documents, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to counsel for the Representatives. The Company will furnish to the Representatives such conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request.

          8.  Indemnification and Contribution.
              --------------------------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, fines, penalties, settlements, damages or liabilities, joint or several (and actions in respect thereof), to which they, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, fines, penalties, settlements, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company in
Section 3 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statements therein (A) in the case of the Registration Statement, any amendment or supplement to the Registration Statement or any Application, not misleading, and (B) in the case of the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, each Underwriter and each such other person for any legal or other expenses reasonably incurred by such Underwriter or such other person in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, fines, penalties, settlement, damage, liability or action; provided, however, that the Company will not be liable in
                     --------  -------
any such case to the extent that any such loss, claim, fines, penalties, settlements, damage or liability is based solely upon an untrue statement or omission or alleged untrue statement or omission in any of such documents made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion therein; provided, further, that such
                                             --------  -------
indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any such other person) from whom the person asserting any such loss, claim, fine, penalty, settlements, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, fine, penalty, settlement, damage or liability (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 5(f). This indemnity agreement will be in addition to any liability that the Company might otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such other person from all liability arising out of such claim, action, suit or proceeding.

          (b) Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signed the Registration Statement against any losses, claims, fines, penalties, settlements, damages or liabilities (or actions in respect thereof) to which the Company and any such director, officer or controlling person may become subject under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, fines, penalties, settlements, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application, or material fact required to be stated therein or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or any Application, a material fact required to be stated therein or necessary to make the statements therein (A) in the case of the Registration Statement, any amendment or supplement to the Registration Statement or any Application, not misleading, and (B) in the case of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, not misleading in light of the circumstances in which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company and any such director, officer or controlling person in connection with investigating or defending any such loss, claim, fine, penalty, settlement, damage, liability or any action in respect thereof. The Company acknowledges that, for all purposes under this Agreement, the statements set forth in the third, eighth and ninth paragraphs under the heading "Underwriting" and the information in the first two paragraphs below the map on the inside front cover of any Preliminary Prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that each Underwriter might otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party or parties under this Section 8, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party or parties will not relieve it or them from any liability which it or they may have to any indemnified party under the foregoing provisions of this Section 8 or otherwise unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against an indemnified party and it notifies an indemnifying party or parties of its commencement, the indemnifying party or parties against which a claim is made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however,
                                                           --------  -------
that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), (ii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), (iii) the indemnifying party has not in fact employed counsel within a reasonable time after receiving notice of the commencement of the action, or (iv) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 8 in which case the indemnified party may effect such a settlement without such consent.

          (d) If the indemnification provided for in the foregoing paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, fines, penalties, settlements, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, fines, penalties, settlements, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the offering of the Shares or (ii) if, but only if, the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the total underwriting discounts received by it with respect to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act will have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, will have the same rights to contribution as the Company, subject in each case to the provisions of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation(s) it or they may have hereunder or otherwise than under this paragraph (d). The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          9.  Termination.  The obligations of the several Underwriters under
              -----------
this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company if, prior to delivery and payment for the Firm Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission or by an exchange that lists the Shares, (ii) trading in securities generally on the NYSE, the American Stock Exchange or the International Stock Exchange of the United Kingdom and the Republic of Ireland, Limited shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchanges, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by Federal, New York State or United Kingdom authorities or (iv) any material adverse change in the financial or securities markets in the United States or United Kingdom or any outbreak or material escalation of hostilities or declaration by the United States or the United Kingdom of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus. Any termination pursuant to Section 9 shall be without liability of any party to any other party except as provided in Sections 6(a) and 8.

          10.  Default of Underwriters.  If one or more Underwriters default in
               -----------------------
their obligations to purchase Firm Shares or Option Shares hereunder and the aggregate number of such Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Shares or Option Shares to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Shares or Option Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Shares that is more than ten percent of the aggregate number of Firm Shares or Option Shares, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including either or both of the Representatives) of the Shares with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 11 hereof. In the event of any default by one or more Underwriters as described in this Section 10, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 2 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Shares or Option Shares, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

          11.  Survival.  The respective representations, warranties,
               --------
agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          12.  Notices.  Notice given pursuant to any of the provisions of this
               -------
Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 470 Atlantic Avenue, Boston, Massachusetts 02210, Attention: President, or (b) if to the Underwriters, to the Representatives at the offices of (i) NatWest Securities Limited, 135 Bishopsgate, London EC2M 3XT England, Attention: Melvyn Rowe and
(ii) Dean Witter Reynolds Inc., Two World Trade Center, New York, New York 10048, Attention: Samuel H. Wolcott, III. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

          13.  Successors.  This Agreement shall inure to the benefit of and
               ----------
shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase. This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

          14.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS
               --------------
AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

          15.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                              Very truly yours,

                              HARBORSIDE HEALTHCARE CORPORATION


                              By: ______________________________
                                  Name:
                                  Title:


Confirmed as of the date first
above mentioned:


By:  NATWEST SECURITIES LIMITED


     By:  __________________________
          Name:
          Title:

By:  DEAN WITTER REYNOLDS INC.


     By:  __________________________
          Name:
          Title:


Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters
named in Schedule I hereof.

                                   SCHEDULE I

                                  UNDERWRITERS


                                Number of Firm
                                 Shares to be
                                   Purchased
                                ---------------

NatWest Securities
   Limited.....................


Dean Witter Reynolds
   Inc. .......................



                                    ---------
Total                               3,600,000
                                    =========

                                                                       EXHIBIT A

                              __________ __, 1996


NATWEST SECURITIES LIMITED
135 Bishopsgate
London EC2M 3XT England

Ladies and Gentlemen:

         In order to induce the several underwriters, for which NatWest Securities Limited ("NatWest") and Dean Witter Reynolds Inc. intend to act as the representatives, to underwrite a proposed initial public offering (the "Offering") of shares of common stock, par value $.01 per share (the "Common Stock"), of Harborside Healthcare Corporation, a Delaware corporation (the "Company"), as contemplated by a registration statement filed with the Securities and Exchange Commission on Form S-1 (Registration No. 333-3096), the undersigned hereby agrees that the undersigned will not, directly or indirectly, for a period of one hundred eighty (180) days after the commencement of the Offering, without the prior written consent of NatWest, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

         This letter shall have no further force or effect if the Company and the several underwriters shall not have executed and delivered an underwriting agreement related to the Offering by July 31, 1996 or if any underwriting agreement entered into by such parties shall be terminated prior to the initial closing date provided for therein.

         This letter agreement shall not prohibit the undersigned from transferring any shares of Common Stock to members of his or her immediate family or to a trust for their benefit, provided that such persons or trust agree to be bound by the terms hereof.


                                        Very truly yours,


                                        By:_________________________

                                      A-1